ULTIMUS MANAGERS TRUST
TENTH AMENDMENT TO THE
CUSTODY AGREEMENT

THIS TENTH AMENDMENT dated as of the 6th day of April, 2015, to the Custody Agreement, dated as of June 5, 2012, as amended August 20, 2012, August 21, 2012, December 31, 2012, May 28, 2013, September 11, 2013, May 15, 2014, August 26, 2014, November 11, 2014 and March 24, 2015 (the “Custody Agreement”), is entered into by and between ULTIMUS MANAGERS TRUST, an Ohio business trust, (the “Trust”) and U.S. BANK, N.A., a national banking association (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Custody Agreement; and

WHEREAS, the parties desire to amend the series of the Trust to amend the fees of the Agreement; and

WHEREAS, Article XV, Section 15.02 of the Custody Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit C to the Custody Agreement is hereby superseded and replaced with Amended Exhibit C attached hereto.

Exhibit E to the Custody Agreement is hereby superseded and replaced with Amended Exhibit E attached hereto.

Exhibit F to the Custody Agreement is hereby superseded and replaced with Amended Exhibit F attached hereto.

Exhibit G to the Custody Agreement is hereby superseded and replaced with Amended Exhibit G attached hereto.

Exhibit H to the Custody Agreement is hereby superseded and replaced with Amended Exhibit H attached hereto.

(signatures on the following page)

4/2015

Except to the extent amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

ULTIMUS MANAGERS TRUST		U.S. BANK, N.A.

By:	/s/ David R. Carson	By:	/s/ Michael R. McVoy

Name:	David R. Carson	Name:	Michael R. McVoy

Title:	President	Title:	Senior Vice President

4/2015

Amended Exhibit C to the Custody Agreement – Ultimus Managers Trust and U.S. Bank, N.A.

Name of Series
APEXcm Small/Mid Cap Growth Fund

Custody Services Annual Fee Schedule at May, 2015

U.S. Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.	Annual Fee Based Upon Market Value Fee Per Fund
.70 basis points on the average daily market value of all long securities and cash held in the portfolio.

II.	Portfolio Transaction Fees:

$ 4.00 per DTC transaction, Federal Reserve transaction, principal paydown
$25.00 per transaction processed through our New York custodian definitive security (physical)
$15.00 per mutual fund trade (excluding trades settling at DTC)
$ 6.00 per Short sales
$ 5.50 per repurchase agreement transaction, Time Deposit, CD or other non-depository transactions
$ 8.00 per option/future contract written, exercised or expired
$ 6.50 per Fed wire or margin variation Fed wire
$ 5.00 per Check disbursement
$150.00 per segregated account per year

Minimum Annual Fee per fund: $4,800

III.	Out-of-Pocket Expenses
Including but not limited to expenses incurred in Treasury Management, safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees and extra expenses based on complexity.

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus 2.

IV.	Additional Services
Additional fees apply for global servicing. Fund of Fund expenses quoted separately.

Fees are calculated pro rata and billed monthly.

4/2015

Amended Exhibit C to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule at May, 2015

4/2015

Amended Exhibit C to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule (continued) at May, 2015

*Safekeeping and transaction fees are assessed on security and currency transactions.

Annual Base Fee - A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $500
▪	26-50 foreign securities: $1,000
▪	Over 50 foreign securities: $1,500

▪	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.
▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses
▪	Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.
▪	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.
▪	SWIFT reporting and message fees.

4/2015

Amended Exhibit E to the Custody Agreement – Ultimus Managers Trust and U.S. Bank, N.A.

Name of Series
Cincinnati Asset Management Funds: Broad Market
Strategic Income Fund

Custody Services Annual Fee Schedule at May, 2015

U.S. Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.	Annual Fee Based Upon Market Value Fee Per Fund
.70 basis points on the average daily market value of all long securities and cash held in the portfolio.

II.	Portfolio Transaction Fees:

$ 4.00 per DTC transaction, Federal Reserve transaction, principal paydown
$25.00 per transaction processed through our New York custodian definitive security (physical)
$15.00 per mutual fund trade (excluding trades settling at DTC)
$ 6.00 per Short sales
$ 5.50 per repurchase agreement transaction, Time Deposit, CD or other non-depository transactions
$ 8.00 per option/future contract written, exercised or expired
$ 6.50 per Fed wire or margin variation Fed wire
$ 5.00 per Check disbursement
$150.00 per segregated account per year

Minimum Annual Fee per fund: $4,800

III.	Out-of-Pocket Expenses
Including but not limited to expenses incurred in Treasury Management, safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees and extra expenses based on complexity.

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus 2.

IV.	Additional Services
Additional fees apply for global servicing. Fund of Fund expenses quoted separately.

Fees are calculated pro rata and billed monthly.

4/2015

Amended Exhibit E to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule at May, 2015

4/2015

Amended Exhibit E to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule (continued) at May, 2015

*Safekeeping and transaction fees are assessed on security and currency transactions.

Annual Base Fee - A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $500
▪	26-50 foreign securities: $1,000
▪	Over 50 foreign securities: $1,500

▪	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.
▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses
▪	Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.
▪	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.
▪	SWIFT reporting and message fees.

4/2015

Amended Exhibit F to the Custody Agreement – Ultimus Managers Trust and U.S. Bank, N.A.

Name of Series
Lyrical U.S. Value Equity Fund
Lyrical Liquid Hedge Fund

Custody Services Annual Fee Schedule at May, 2015

U.S. Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.	Annual Fee Based Upon Market Value Fee Per Fund
.70 basis points on the average daily market value of all long securities and cash held in the portfolio.

II.	Portfolio Transaction Fees:

$ 4.00 per DTC transaction, Federal Reserve transaction, principal paydown
$25.00 per transaction processed through our New York custodian definitive security (physical)
$15.00 per mutual fund trade (excluding trades settling at DTC)
$ 6.00 per Short sales
$ 5.50 per repurchase agreement transaction, Time Deposit, CD or other non-depository transactions
$ 8.00 per option/future contract written, exercised or expired
$ 6.50 per Fed wire or margin variation Fed wire
$ 5.00 per Check disbursement
$150.00 per segregated account per year

Minimum Annual Fee per fund: $4,800

III.	Out-of-Pocket Expenses
Including but not limited to expenses incurred in Treasury Management, safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees and extra expenses based on complexity.

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus 2.

IV.	Additional Services
Additional fees apply for global servicing. Fund of Fund expenses quoted separately.

Fees are calculated pro rata and billed monthly.

4/2015

Amended Exhibit F to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule at May, 2015

4/2015

Amended Exhibit F to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule (continued) at May, 2015

*Safekeeping and transaction fees are assessed on security and currency transactions.

Annual Base Fee - A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $500
▪	26-50 foreign securities: $1,000
▪	Over 50 foreign securities: $1,500

▪	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.
▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses
▪	Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.
▪	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.
▪	SWIFT reporting and message fees.

4/2015

Amended Exhibit G to the Custody Agreement – Ultimus Managers Trust and U.S. Bank, N.A.

Name of Series
Barrow All Cap Core Fund
Barrow All Cap Long/Short Fund

Custody Services Annual Fee Schedule at May, 2015

U.S. Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.	Annual Fee Based Upon Market Value Fee Per Fund
.70 basis points on the average daily market value of all long securities and cash held in the portfolio.

II.	Portfolio Transaction Fees:

$ 4.00 per DTC transaction, Federal Reserve transaction, principal paydown
$25.00 per transaction processed through our New York custodian definitive security (physical)
$15.00 per mutual fund trade (excluding trades settling at DTC)
$ 6.00 per Short sales
$ 5.50 per repurchase agreement transaction, Time Deposit, CD or other non-depository transactions
$ 8.00 per option/future contract written, exercised or expired
$ 6.50 per Fed wire or margin variation Fed wire
$ 5.00 per Check disbursement
$150.00 per segregated account per year

Minimum Annual Fee per fund: $4,800

III.	Out-of-Pocket Expenses
Including but not limited to expenses incurred in Treasury Management, safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees and extra expenses based on complexity.

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus 2.

IV.	Additional Services
Additional fees apply for global servicing. Fund of Fund expenses quoted separately.

Fees are calculated pro rata and billed monthly.

4/2015

Amended Exhibit G to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule at May, 2015

4/2015

Amended Exhibit G to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule (continued) at May, 2015

*Safekeeping and transaction fees are assessed on security and currency transactions.

Annual Base Fee - A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $500
▪	26-50 foreign securities: $1,000
▪	Over 50 foreign securities: $1,500

▪	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.
▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses
▪	Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.
▪	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.
▪	SWIFT reporting and message fees.

4/2015

Amended Exhibit H to the Custody Agreement – Ultimus Managers Trust and U.S. Bank, N.A.

Name of Series
Wavelength Interest Rate Neutral Fund

Custody Services Annual Fee Schedule at May, 2015

U.S. Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.	Annual Fee Based Upon Market Value Fee Per Fund
.70 basis points on the average daily market value of all long securities and cash held in the portfolio.

II.	Portfolio Transaction Fees:

$ 4.00 per DTC transaction, Federal Reserve transaction, principal paydown
$25.00 per transaction processed through our New York custodian definitive security (physical)
$15.00 per mutual fund trade (excluding trades settling at DTC)
$ 6.00 per Short sales
$ 5.50 per repurchase agreement transaction, Time Deposit, CD or other non-depository transactions
$ 8.00 per option/future contract written, exercised or expired
$ 6.50 per Fed wire or margin variation Fed wire
$ 5.00 per Check disbursement
$150.00 per segregated account per year

Minimum Annual Fee per fund: $4,800

III.	Out-of-Pocket Expenses
Including but not limited to expenses incurred in Treasury Management, safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees and extra expenses based on complexity.

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus 2.

IV.	Additional Services
Additional fees apply for global servicing. Fund of Fund expenses quoted separately.

Fees are calculated pro rata and billed monthly.

4/2015

Amended Exhibit H to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule at May, 2015

4/2015

Amended Exhibit H to the Custody Agreement (continued) – Ultimus Managers Trust and U.S. Bank, N.A.

Additional Global Sub-Custodial Services Annual Fee Schedule (continued) at May, 2015

*Safekeeping and transaction fees are assessed on security and currency transactions.

Annual Base Fee - A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $500
▪	26-50 foreign securities: $1,000
▪	Over 50 foreign securities: $1,500

▪	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.
▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses
▪	Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.
▪	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.
▪	SWIFT reporting and message fees.

4/2015